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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 1998


                                MONSANTO COMPANY
               --------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


          Delaware                 1-2516                   43-0420020
        -----------               --------                --------------

800 North Lindbergh Boulevard
St. Louis, Missouri                                  63167

(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

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ITEM 5.   OTHER EVENTS

On October 19, 1998, Monsanto Company (the "Company") issued a press release including information presented to the financial community. A copy of the press release issued by the Company is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. The following exhibit is filed as part of this report:

               99.1 Press release, dated October 19, 1998, issued by Monsanto
                      Company

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 19, 1998

                                            MONSANTO COMPANY

                                            By       /s/ Robert W. Reynolds
                                                     --------------------------
                                                     Name:  Robert W. Reynolds
                                                     Title:  Vice Chairman

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                                  EXHIBIT INDEX


Exhibit
Number                            Description

99.1          Press release, dated October 19, 1998, issued by Monsanto Company